ENDEAVOR SERIES TRUST

                         Supplement dated March 5, 2001
                     to the Prospectus dated October 9, 2000


Under "Investment Advisers - Capital Guardian Trust Company" on p. 47, the following information replaces the first bullet:


         Donnalisa Barnum is no longer a member of the portfolio management team that manages Capital Guardian U.S. Equity Portfolio.

     Karen A. Miller is joining the management team of Capital Guardian U.S. Equity Portfolio. She is a Senior Vice President and Director of Capital International Research, Inc. and is a portfolio manager of U.S. equity, U.S. value and U.S. small capitalization equity portfolios. She joined the Capital Group in 1990.